UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 29, 2006

                 CWABS Asset-Backed Certificates Trust 2006-15
                 ---------------------------------------------
                       (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-135846-08

                                  CWABS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-135846

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                     Delaware                   95-4596514
                     --------                   ----------
                  (State or Other            (I.R.S. Employer
                  Jurisdiction of       Identification No. of the
               Incorporation of the             depositor)
                    depositor)

      4500 Park Granada, Calabasas, California                    91302
      ----------------------------------------                ------------
(Address of Principal Executive Offices of the depositor)      (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.
---------   ------------

      On September 29, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-15 (the "Certificates"). The Certificates were issued on September 29, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

      The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

      The tables annexed hereto as Exhibit 99.2 describe characteristics of the final mortgage pool following the transfer to the Issuing Entity of all Subsequent Mortgage Loans during the Funding Period and as of the related Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the final mortgage pool as of the related Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

     On August 22, 2006, CHL entered into an interest rate Corridor Contract (the "Corridor Contract") with respect to the Class A-1 Certificates, dated as of August 22, 2006, as evidenced by a Confirmation (the "Corridor Contract Confirmation") between CHL and the Bear Stearns Financial Products Inc. (the "Corridor Counterparty"). The Corridor Contract Confirmation is annexed hereto as Exhibit 99.3.

     On September 29, 2006, CHL entered into a Corridor Contract Assignment Agreement (the "Corridor Contract Assignment Agreement"), dated as of September 29, 2006, 2006, by and among CHL, The Bank of New York, as Corridor Contract Administrator for the Trust and the Corridor Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contract to the Corridor Contract Administrator. The Corridor Contract Assignment Agreement is annexed hereto as Exhibit 99.4.

      On September 29, 2006, CHL entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of September 29, 2006, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.5.


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

      On September 29, 2006, the Company obtained a certificate guaranty insurance policy issued by Financial Security Assurance Inc. with respect to the Class A-5B Certificates. The certificate guaranty insurance policy and the related endorsements (collectively, the "Class A-5B Policy") are annexed hereto as Exhibit 99.6.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

      (a)   Financial Statements of Businesses Acquired.
            -------------------------------------------

            Not applicable.

      (b)   Pro Forma Financial Information.
            -------------------------------

            Not applicable.

      (c)   Shell Company Transactions.
            --------------------------

            Not applicable.

      (d)   Exhibits.
            --------

            99.1  Characteristics of Initial Mortgage Pool

            99.2  Characteristics of Final Mortgage Pool

            99.3  Corridor Contract Confirmation

            99.4  Corridor Contract Assignment Agreement

            99.5  Corridor Contract Administration Agreement

            99.6  Class A-5B Policy



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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.



                                          By: /s/ Darren Bigby
                                             -----------------
                                          Name:   Darren Bigby
                                          Title:  Vice President



Dated:  October 25, 2006



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



                                 Exhibit Index
                                 -------------



Exhibit No.       Description
----------        -----------

99.1              Characteristics of Initial Mortgage Pool

99.2              Characteristics of Final Mortgage Pool

99.3              Corridor Contract Confirmation

99.4              Corridor Contract Assignment Agreement

99.5              Corridor Contract Administration Agreement

99.6              Class A-5B Policy




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